                                                                    EXHIBIT 10.9

                                AMENDMENT NO. 2
                                ---------------

        AMENDMENT NO. 2, dated as of July 14, 1999, among ONEIDA ROSTONE CORP., a New York corporation ("Borrower"); REUNION INDUSTRIES, INC., a Delaware
                         --------
corporation, and DPL ACQUISITION CORP., a Delaware corporation (each a "Guarantor" and together the "Guarantors"); THE CIT GROUP/BUSINESS CREDIT, INC.
 ---------                    ----------
("CITBC") as agent for the Lenders whose names are set forth on Schedule I to
  -----
the Credit Agreement referred to below (each a "Lender" and collectively the
                                                ------
"Lenders" and CITBC as such agent being the "Agent"); and the Lenders.
 -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, Borrower, Guarantors, Agent and the Lenders are parties to that certain Loan and Security Agreement, dated as of October 16, 1998, as amended (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"); and
                                   ----------------

        WHEREAS, Borrower has requested that Agent and Lenders amend the Credit Agreement as hereinafter set forth; and

        WHEREAS, Agent and the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth to provide Borrower with an overadvance for a three week period;

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise specifically defined herein, all
           -------------
capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

        2. Amendments to Credit Agreement. The Credit Agreement shall be amended
           ------------------------------
as follows upon the Effective Date (as defined herein):

        (a) The definition of "Availability" contained in Section 1.18 of the Credit Agreement is hereby amended to read as follows:

        "Availability means at any time (i) the sum of (a) Eligible Accounts
         ------------
Receivable of the Borrower multiplied by the Accounts Receivable Advance Percentage and (b) the Eligible Inventory of the Borrower multiplied by the Inventory Advance Percentage less (ii) the sum of (x) the outstanding aggregate principal amount of all Revolving Credit Loans and (y) the outstanding stated amount of all Other Letters of Credit and all matured unpaid reimbursement or repayment obligations of the Borrower to any Issuing Bank or to any Lender for payment of any draft drawn thereunder; provided, however, that for the three
                                       --------- -------
week period beginning July 14, 1999 and ending August 6, 1999, this amount shall be increased by $5,000,000."

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        (b)  The definition of "Revolving Line of Credit" is hereby amended to read as follows:

        "Revolving Line of Credit" means the commitment of the Lenders to make
         ------------------------
Revolving Credit Loans pursuant to Section 2 in an aggregate amount of up to
(I) $15,200,000 for the three week period beginning July 14, 1999 and ending August 6, 1999 and (ii) $10,200,000 at any other time."

        3.  Representations and Warranties. Borrower and each Guarantor
            -------------------------------
represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

        (a) Borrower and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the Overadvance Revolving Credit Note, as applicable.

        (b) This Amendment has been duly executed and delivered by Borrower and each Guarantor. This Amendment, the Overadvance Revolving Credit Note and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of Borrower and each Guarantor, as applicable, enforceable against each of them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

        (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any Governmental Authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect.

        (d) After giving effect to this Amendment, Borrower and each Guarantor is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

        (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

        (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

        4. Effective Date. The Amendment to the Credit Agreement contained
           ---------------
herein shall become effective on the date (the "Effective Date") that (i) this
                                                --------------
Amendment has been duly executed and delivered by Borrower, each Guarantor, each of the Lenders and Agent, (ii) the Appeal Letter of Credit has been returned to the Agent or the Issuing Bank of cancellation and (iii) a Revolving Credit Note to the order of each



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

Lender in the aggregate principal amount of $5,000,000 (the "Overadvance
                                                             -----------
Revolving Credit Note") has been duly executed by Borrower.
---------------------

        5.  Fees and Expenses. Borrower agrees to reimburse Agent for all
            -----------------
reasonable out-of-pocket fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors in connection with the preparation, execution, and delivery of this Amendment.

        6.  Continued Effectiveness. The term "Agreement", "hereof", "herein"
            -----------------------
and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Borrower and each Guarantor hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

        7.  Counterparts. This Amendment may be executed in counterparts, each
            ------------
of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        8.  Governing Law. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER
            -------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.


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

        IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                                Borrower
                                --------

                                ONEIDA ROSTONE CORP


                                By: /s/ Richard L. Evans
                                   -----------------------------------
                                   Name:  Richard L. Evans
                                   Title: Vice President

                                Guarantors
                                ----------

                                REUNION INDUSTRIES, INC.

                                By: /s/ Richard L. Evans
                                   -----------------------------------
                                   Name:  Richard L. Evans
                                   Title: Executive Vice President


                                DPL ACQUISITION CORP.

                                By: /s/ Richard L. Evans
                                   -----------------------------------
                                   Name:  Richard L. Evans
                                   Title: Vice President

                                Agent
                                -----

                                THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  as Agent

                                By:  /s/ Christopher Hill
                                   -----------------------------------
                                   Name: Christopher Hill
                                   Title: Assistant V.P.







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

                                Lender
                                ------

                                THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  as Lender

                                By: /s/ Christopher Hill
                                    ----------------------------------
                                    Name:  Christopher Hill
                                    Title: Assistant V.P.
















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

                             CONSENT OF GUARANTOR

        The undersigned, party to the Bradley Guaranty, dated October 16, 1996, hereby consents to the terms of the foregoing Amendment dated as of July 14, 1999 (to which this consent is annexed) and confirms that such Bradley Guaranty remain in full force and effect and continue to secure the obligations of Borrower pursuant to the terms thereof.

Dated as of July 14, 1999

                                /s/ Charles E. Bradley
                                ---------------------------------------
                                 Charles E. Bradley














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